SUPPLEMENT TO THE PROSPECTUSES

                     CREDIT SUISSE STRATEGIC SMALL CAP FUND
                CREDIT SUISSE TRUST-STRATEGIC SMALL CAP PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

     Marian Pardo, Calvin Chung, Allen R. Margolius and Leo M. Bernstein (see biographies below) join Robert S. Janis in the Credit Suisse Strategic Small Cap Team, which is responsible for the day-to-day management of the fund. Roger M. Harris, Sammy Oh and John P. Rhodes are no longer members of the team.

TEAM MEMBER BIOGRAPHIES

     MARIAN U. PARDO, Managing Director, joined CSAM in January 2003, and specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P. Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of the U.S. Small Company Fund. During 1998, Ms. Pardo served as president and founding partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. From 1994 to 1998, Ms. Pardo served as managing director and a portfolio manager at J.P. Morgan Investment Management. Between 1968 and 1994, she managed portfolios of large-, mid- and small-capitalization U.S. equities; was an equity analyst specializing in banking and financial services; and managed portfolios of special investments. Ms. Pardo holds a B.A. in economics from Barnard College.

     CALVIN E. CHUNG, CFA, Director, joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Previously, he was a research associate at Fidelity Management and Research and a financial-services advisor at MetLife Resources. Mr. Chung holds a B.A. in economics from Brandeis University and an M.B.A. in finance from the University of Chicago Graduate School of Business.

     ALLEN R. MARGOLIUS, Director, is an analyst and co-portfolio manager specializing in U.S. small- and mid-capitalization, post-venture capital, distribution management equity portfolios. He joined CSAM in 2000 from Deutsche Bank Alex. Brown, where he worked from 1997 to 2000, most recently as an Assistant Vice President of institutional sales for U.S. equities. Previously, he was an analyst in emerging market debt restructurings at J.P. Morgan. Mr. Margolius holds a B.A. in economics and political science from the State University of New York at Binghamton, and an M.B.A. in finance from the University of Pennsylvania's Wharton School.

     LEO M. BERNSTEIN, Director, is an analyst and co-portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital, distribution management equity portfolios. He joined CSAM in 1999 after earning an M.B.A. from the University of Chicago Graduate School of Business. Previously, he was an equity research associate at Morgan Stanley Dean Witter specializing in data networking and PC hardware and software companies. Mr. Bernstein holds a B.A. in English and economics from Amherst College.

The biography of the other team member is in the Prospectuses.

Dated: March 12, 2004                                               16-0304
                                                                    For
                                                                    CSSSC
                                                                    TRSSC
                                                                    2004-09